INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☑	Filed by a party other than the Registrant ☐
     Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
ALLEGHENY BANCSHARES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
     Payment of filing fee (check the appropriate box):
☑	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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ALLEGHENY BANCSHARES, INC.
300 NORTH MAIN STREET
P.O. BOX 487
FRANKLIN, WEST VIRGINIA 26807
(304) 358-2311
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 4, 2009
     The Annual Meeting of Shareholders of Allegheny Bancshares, Inc. (“Allegheny”) will be held on Monday, May 4, 2009, at the Community Center, Franklin, West Virginia, at 12:00 p.m., local time (lunch will be provided), for the following purposes:
1.	To elect three directors to serve terms of three years each;

2.	To elect one director to serve a term of one year;

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.
     Shareholders who are holders of record on April 3, 2009 may vote at the meeting.

By Order of the Board of Directors,

William A. Loving, Jr., CLBB
Executive Vice President and Chief Executive Officer

Franklin, West Virginia
April 14, 2009
Please vote, sign, date and return the enclosed proxy in the enclosed, self-addressed envelope as promptly as possible, even if you plan to attend the meeting. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. You may revoke your proxy before it is voted at the meeting.

ALLEGHENY BANCSHARES, INC.
300 NORTH MAIN STREET
P.O. BOX 487
FRANKLIN, WEST VIRGINIA 26807
(304) 358-2311
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 4, 2009.
     The 2008 Annual Report and Proxy Statement are available at www.yourbank.com.

*	Matters to be voted upon.

ALLEGHENY BANCSHARES, INC.
300 NORTH MAIN STREET
P.O. BOX 487
FRANKLIN, WEST VIRGINIA 26807
(304) 358-2311
PROXY STATEMENT
     Allegheny Bancshares, Inc.’s (“Allegheny”) board of directors is soliciting proxies to vote Allegheny’s shares at the 2009 Annual Meeting of Shareholders. Shareholders will meet at 12:00 p.m. on Monday, May 4, 2009, for the purposes stated in the accompanying Notice of Annual Meeting. On or about April 14, 2009, Allegheny began mailing this proxy statement to shareholders of record as of April 3, 2009. Shareholders as of April 3, 2009, may vote at the meeting.
     Please read this proxy statement carefully. You will find more information about Allegheny and Pendleton Community Bank (“the bank”) in our enclosed 2009 Annual Report to Shareholders and Form 10K and in the public documents we file with the Securities and Exchange Commission.
     Allegheny will pay for the cost of preparing, assembling, printing and mailing of the proxy material and for the board of directors’ solicitation of proxies, and employees of the bank may follow up on this written solicitation by telephone or other methods of communication. Directors, officers and employees of the bank may solicit proxies personally, by telephone, telegraph and telecopier. We will arrange with custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of stock, and upon request, Allegheny will reimburse them for reasonable forwarding expenses.
     As of March 1, 2009, the company had 2,000,000 authorized shares of common stock with 871,233 shares issued and outstanding.
VOTING PROCEDURES AND REVOKING YOUR PROXY
     If you complete, sign and return the enclosed proxy card, the persons named in the proxy card will vote your shares as you direct. If you sign and return the proxy card without indicating how you want to vote, the proxies will vote your shares “FOR” the election of the four nominees as directors. A quorum for the meeting is present if at least a majority of the outstanding shares is present in person or by proxy. Votes withheld and abstentions will count in determining the presence of a quorum for the particular matter. Those who fail to return a proxy or attend the meeting will not count towards determining a quorum.

VOTING FOR DIRECTORS
     Allegheny’s articles of incorporation provide for a classified board of directors. There are three classes with each being elected for a three-year term. There are presently nine directors on the board, four of whom are nominees for election at the 2009 Annual Meeting. All of the nominees are non-employee directors.
     Directors are elected by a plurality of the shares voted. As required by West Virginia law, each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If a shareholder properly requests cumulative voting for directors, then each shareholder will have the right to vote the number of shares owned by that shareholder for as many persons as there are directors to be elected, or to cumulate such shares and give one candidate as many votes as the number of directors multiplied by the number of shares owned shall equal, or to distribute them on the same principle among as many candidates as the shareholder sees fit. If any shares are voted cumulatively for the election of directors, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. For all other purposes, each share is entitled to one vote.
     The table on pages 3 and 4 of this proxy statement contains background information on each director nominee.
REVOKING YOUR PROXY
     You may revoke your proxy before it is voted at the Annual Meeting by:
•	Notifying Allegheny in person;

•	Giving written notice to Allegheny;

•	Submitting to Allegheny a subsequently dated proxy; or

•	Attending the meeting and withdrawing the proxy before it is voted.
ELECTION OF DIRECTORS
(Item 1 on Proxy Card)
     Allegheny’s bylaws provide that the board of directors can set the number of directors but also provide that the board of directors must have no less than three nor more than 25 directors. The board of directors has set the number of directors to serve in 2009 at eleven, which means that three directors will be elected at the 2009 Annual Meeting and will serve a term expiring at the 2012 Annual Meeting or until a successor is selected. One director will also be elected at the 2009 Annual Meeting and will serve a term expiring at the 2010 Annual Meeting due to the director resignation of Jerry D. Moore on December 29, 2008.

MEMBERS OF THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND MANAGEMENT NOMINEES TO ALLEGHENY’S BOARD

			Term	Principal Occupation
Name	Age	Position With Allegheny	Expires	For Past Five Years

*William G. Bosley, III	38	New Director Nominee		Self-Employed Optometrist

*Thomas J. Bowman	84	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1969	2009	Owner of Earnest Bowman & Brother and Self-Employed Farmer

Roger D. Champ	63	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1994 Secretary of the Bank Board	2011	Self-Employed Contractor

*John E. Glover	66	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1999	2009	Self-Employed Dentist

Carole H. Hartman	62	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1990; Chairman of the Bank Board	2011	Owner of Pendleton County Insurance Agency, Self-Employed Farmer

**John D. Heavner	72	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1972		Self-Employed Farmer

Richard W. Homan	86	Director of Allegheny since 2002; Director of Pendleton Community Bank Since 1952; President of Bank and CEO Prior to October 16, 2000	2010	Banker

*	Management Nominee

**	Appointed Director Emeritus on February 2, 2006.

			Term	Principal Occupation
Name	Age	Position With Allegheny	Expires	For Past Five Years

William A. Loving, Jr.	54	Director of Allegheny Since 2002; Executive Vice President and CEO of Pendleton Community Bank Since 2000; Executive Vice President and CEO of Allegheny Since 2002	2011	Banker

*Richard C. Phares	80	Director of Allegheny Since 2002; Director of Pendleton Community Bank Since 1969	2009	Owner of R.C. Phares Store, Self-Employed Farmer

Dolan Irvine	61	Director of Allegheny Since 2003; Director of Pendleton Community Bank Since 2003	2010	Assessor, Appraiser Pocahontas County Self-Employed Farmer

L. Kirk Billingsley	48	Chief Financial Officer of Pendleton Community Bank and Allegheny	—	Branch Manager, Chief Financial Officer Blue Grass Valley Bank
BOARD INFORMATION
     While there is no such requirement, the board of directors of Pendleton Community Bank and Allegheny are, and have at all times been, identical.
     The directors that meet the Financial Industry Regulatory Authority Director Independence standards are: William G. Bosley, III, Thomas J. Bowman, Roger D. Champ, John E. Glover, Carole H. Hartman, John D. Heavner, Richard C. Phares, and Dolan Irvine.
Attendance at Meetings
     In order to fulfill their primary responsibilities, directors of the company are expected to attend the annual meeting of shareholders and all Board meetings and all meetings on committees on which they serve. During 2008, all of the directors, except for those designated as Director Emeritus, attended at least 75% of all meetings of the boards of Allegheny and the bank and all committees of the boards on which they served. All of the directors of the company attended the 2008 annual meeting of shareholders except for those designated as Director Emeritus.
Number of Meetings
     The board of directors of Allegheny met 14 times in 2008. The board of directors of the bank met for 51 regular weekly meetings in 2008. Special meetings are held from time to time as required. During 2009, the bank board has held 14 regular meetings.
Board Committees
     Nominating Committee — The board of directors has not established formal nominating or compensation committees as the entire board serves in these capacities. The board of directors of Allegheny does not maintain a separate nominating committee, nor does it have a nominating committee charter, because the board of directors is relatively small and vacancies are rare. Because the full board of directors serves the function of the nominating committee, not all directors are independent.
     The board of directors believes that candidates for director should have certain minimum qualifications, including:
•	Directors should be of the highest ethical character.

•	Directors should have excellent personal and professional reputations in Allegheny’s market area.

•	Directors should be accomplished in their professions or careers.

•	Directors should be able to read and understand financial statements and either have knowledge of, or the ability and willingness to learn, financial institution law.

•	Directors should have relevant experience and expertise to evaluate financial data and provide direction and advice to the chief executive officer and the ability to exercise sound business judgment.

•	Directors must be willing and able to expend the time to attend meetings of the board of directors of Allegheny and the bank and to serve on board committees.

•	The board of directors will consider whether a nominee is independent, as legally defined. In addition, directors should avoid the appearance of any conflict and should be independent of any particular constituency and be able to serve all shareholders of Allegheny.

•	Because the directors of Allegheny also serve as directors of the bank, a majority of directors must be residents of West Virginia, as required by state banking law.

•	Directors must be acceptable to Allegheny’s and the bank’s regulatory agencies, including the Federal Reserve Board, the Federal Deposit Insurance Corporation and the West Virginia Division of Banking and must not be under any legal disability which prevents them from serving on the board of directors or participating in the affairs of a financial institution.

•	Directors must own or acquire sufficient capital stock to satisfy the requirements of West Virginia law and the bylaws of the bank.

•	Directors must be at least 21 years of age.
     The board of directors of Allegheny reserves the right to modify these minimum qualifications from time to time, except where the qualifications are required by the laws relating to financial institutions.

     The process of the board of directors for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms are set to expire, the board of directors considers the directors’ overall service to Allegheny during their term, including such factors as the number of meetings attended, the level of participation, quality of performance and any transactions between such directors and Allegheny and the bank. The board of directors also reviews the payment history of loans, if any, made to such directors by the bank to ensure that the directors are not chronically delinquent and in default. The board considers whether any transactions between the directors and the bank have been criticized by any banking regulatory agency or the bank’s external auditors and whether corrective action, if required, has been taken and was sufficient. The board of directors also confirms that such directors remain eligible to serve on the board of directors of a financial institution under federal and state law. For new director candidates, the board of directors uses its network of contacts in Allegheny’s market area to compile a list of potential candidates. The board of directors then meets to discuss each candidate and whether he or she meets the criteria set forth above. The board of directors then discusses each candidate’s qualifications and chooses a candidate by majority vote.
     The board of directors will consider director candidates recommended by stockholders, provided that the recommendations are received at least 120 days before the next annual meeting of shareholders. In addition, the procedures set forth below are followed by stockholders for submitting nominations. The board of directors does not intend to alter the manner in which it evaluates candidates, regardless of whether or not the candidate was recommended or nominated by a shareholder.
     Allegheny’s bylaws provide that nominations for election to the board of directors, other than those made by or on behalf of Allegheny’s existing management, must be made by a shareholder in writing delivered or mailed to the CEO not less than 14 days nor more than 50 days prior to the meeting called for the election of directors; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, the nominations must be mailed or delivered to the CEO not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. The notice of nomination must contain the following information, to the extent known:
•	Name and address of proposed nominee(s);

•	Principal occupation of nominee(s);

•	Total shares to be voted for each nominee;

•	Name and address of notifying shareholder; and

•	Number of shares owned by notifying shareholder.
     Nominations not made in accordance with these requirements may be disregarded by the chairman of the meeting and in such case the votes cast for each such nominee will likewise be disregarded. All nominees for election at the meeting are incumbent directors. No shareholder recommendations or nominations have been made.

     Audit Committee — The joint audit committee of Allegheny and the bank was formed in January, 2002, and is composed of the following non-management directors: Dr. John Glover, Roger Champ, and T.J. Bowman. Members of this committee are independent. The functions performed by the committee are set forth in the “Report of the Audit Committee,” included in this proxy statement. The audit committee of the bank is governed by a written charter approved by the board of directors of the bank and by Allegheny in April 2006.
     It is difficult for a community bank to find a single individual that has every one of the Securities and Exchange Commission’s qualifications of an audit committee financial expert; Allegheny believes that having only one individual with financial expertise designation would cause the remaining members to believe that their oversight responsibility had been diminished. Allegheny believes that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the committee. As such, the board does not believe that it is necessary to actively search for an outside person to serve on the board to qualify as an audit committee financial expert. The committee has authority to engage legal counsel, other experts or consultants as it deems appropriate to carry out its responsibilities. The audit committee is responsible for the appointment, replacement, compensation and oversight of the independent auditor engaged to prepare or issue audit reports on our financial statements. As a result, Allegheny has not designated one individual as an “audit committee financial expert.”
     Report of the Audit Committee — The audit committee oversees the financial reporting process of Allegheny and the bank on behalf of the board of directors. The audit committee relies on the expertise and knowledge of management, its internal auditors and the independent auditors in carrying out its oversight responsibilities. The specific responsibilities in carrying out the audit committee’s oversight role are set forth in the company’s audit committee charter. This charter is reviewed annually and as may be required due to changes in industry accounting practices or the promulgation of new rules or guidance documents. In fulfilling its oversight responsibilities, the committee reviewed the audited financial statements in the annual report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity and disclosures in the financial statements.
     The committee reviewed with Elliott Davis, LLC, Allegheny’s independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the bank’s accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards. In addition, the committee has discussed with the independent auditors the auditors’ independence from management, Allegheny and the bank, including the matters in the written disclosures required by the independent standards board and considered the compatibility of non-audit services with the auditors’ independence.
     The audit committee has discussed with Elliott Davis, LLC, the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Accounting Standards), as amended. The audit committee has also received the written disclosures and the letter from Elliott Davis, LLC relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Elliott Davis, LLC, that firm’s independence from the company. The audit committee has also considered whether the provision of non-audit related services by Elliott Davis, LLC, is compatible with maintaining that firm’s independence and determined that the independence of Elliott Davis, LLC, has not been impaired.
     The committee discussed with Allegheny’s internal and independent auditors the overall scope and plans for their respective audits. The committee met with the internal and independent auditors, with and without management present, and discussed the results of their examinations, their evaluation of the company’s internal controls, and the overall quality of the company’s financial reporting. The committee held four meetings in 2008.
     In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.
     Based upon the review and discussions referred to above, the board of directors recommends that the audited financial statements for the year ended December 31, 2008, be included in the bank’s Annual Report on Form 10-K and filed with the Securities and Exchange Commission.

Respectfully Submitted,
March 26, 2009	Dr. John Glover Roger Champ T.J. Bowman
     This report shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless Allegheny specifically incorporates this report by reference. This report will not otherwise be filed under such Acts.

Certain Transactions With Directors and Officers and Their Associates
     The bank has had and intends to continue to have banking and financial transactions in the ordinary course of business with directors and executive officers of Allegheny and the bank and their associates. Total loans outstanding from the bank at December 31, 2008, to the bank’s and Allegheny’s officers and directors as a group and members of their immediate families and companies in which they had an ownership interest of 10% or more totaled $700,028, or approximately 2.58% of the bank’s total equity capital. These extensions of credit are made at the same terms and conditions of other non-director borrowings. They do not involve more than the normal risk of collectibility or present other unfavorable features.
     The bank purchases property insurance coverage from Pendleton County Insurance Agency of which Director Hartman is an owner. The terms of and premiums for this insurance are as favorable to the bank as they would have been with third parties not otherwise affiliated with the bank.
Compensation Committee
     The full board of directors serves as the compensation committee to establish compensation policies, plans and programs. The compensation committee meets at least annually, and otherwise when necessary, with the chief executive officer to review and approve the compensation programs for executives. CEO Loving does not participate in discussions or determinations concerning his compensation. In determining the salary budget for 2009, and in fixing levels of executive compensation, the committee considered:
•	The bank’s performance relative to its long-range goals and its peers; and

•	The relative individual performances of each executive.
     The compensation committee has determined that the bank’s compensation is competitive with peer banks in its geographical area.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires Allegheny’s directors and executive officers, and persons who own more than 10% of the registered class of the bank’s equity securities, to make stock ownership and transaction filings with the Securities and Exchange Commission and to provide copies to Allegheny. Based solely on a review of the reports furnished to Allegheny and written statements that no other reports were required, all Section 16(a) filing requirements applicable to its officers and directors were met. Allegheny is required to report late filings.

EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary of Compensation
     The company’s compensation program was established to accomplish three main objectives:
•	To hire and motivate highly capable and well-qualified executives;

•	To focus executives’ efforts on increasing long-term shareholder value; and

•	To reward executives at levels which are competitive with the marketplace for similar positions and consistent with the performance of each executive and of Allegheny.
     Allegheny’s officers did not receive compensation as such during 2008. The table below reflects information concerning the annual compensation for services in all capacities to the bank for the Chief Executive Officer and the Chief Financial Officer. The total annual compensation for all other employees is less than $100,000 and therefore not reported.
Summary Compensation Table

				Nonqualified
			Non-Equity	Deferred
Name and Principal			Incentive Plan	Compensation	All Other
Position	Year	Salary	Compensation	Earnings (2)	Compensation		Total

William A. Loving,	2008	$210,000	$27,006 (1)	$22,936	$45,563	(3)	$305,505
Jr., Executive Vice	2007	$195,000	$26,481		$35,597	(4)	$257,078
President and Chief Executive Officer

L. Kirk Billingsley,	2008	$94,500	$8,447		$7,920	(5)	$110,867
Chief Financial	2007	$86,130	$9,225		$6,012	(6)	$101,367
Officer

(1)	In addition to the Company’s incentive compensation plan for all employees, this amount includes an incentive award of $8,925 according to criteria set forth by an Executive Performance Driven Plan and the benefit is deferred and distributed upon the Executive’s separation from service following normal retirement date.

(2)	The amount in this column represents the increase in the actuarial net present value of all future retirement benefits under the Supplemental Executive Retirement Plan.

(3)	This amount includes fees paid for services as a member of the board of directors of $23,200, company contributions to the 401k plan of $14,154, and an annual expense of $5,665 recognized by the company for the Death Benefit Only Plan for the executive officer. This amount also includes perquisites and personal benefits of $2,544 which includes the cost of group-term life insurance coverage over $50,000 and the fair lease value of personal use of company provided vehicle.

(4)	This amount includes fees paid for services as a member of the board of directors of $20,350 and company contributions to the 401k plan of $12,949. This amount also includes perquisites and personal benefits of $2,298 which includes the cost of group-term life insurance coverage over $50,000 and the fair lease value of personal use of company provided vehicle.

(5)	This amount includes company contributions to the 401k plan of $6,234, and an annual expense of $1,349 recognized by the company for the Death Benefit Only Plan for the executive officer. This amount also includes the cost of group-term life insurance coverage over $50,000.

(6)	This amount includes company contributions to the 401k plan of $5,595 and the cost of group-term life insurance coverage over $50,000.
Employment and Change in Control Agreements
     The bank entered into a three-year employment agreement with William A. Loving, Jr. effective September 30, 2003, in which Mr. Loving agreed to serve as the bank’s chief executive officer. This agreement is automatically renewable for additional three-year terms, unless terminated earlier or unless one of the parties elects not to renew the agreement at least 90 days prior to the end of the term. Under the employment agreement, the bank may terminate Mr. Loving’s employment prior to the expiration of the term of employment with or without cause; provided, however, in the event the bank terminates his employment without cause (as defined in the employment agreement), he will be entitled to severance equal to the sum of his base annual compensation for the greater of (i) the remainder of the term of the employment agreement (had it not been terminated) or (ii) 12 months. Under the employment agreement, Mr. Loving is entitled to annual compensation of $125,000, which may be adjusted upward by the board of directors of the bank, plus any bonus resulting from any subsequently adopted bonus plan. The employment agreement also contains a provision regarding non-competition, which effectively restricts Mr. Loving’s ability to work in a similar capacity within the Counties of Pendleton, Grant, Hardy, and Pocahontas, West Virginia, and any other County the Bank may have an office of operation, regardless of state, for a period of two years following termination of employment with the bank.
     At the same time as the execution of the employment agreement by the bank and Mr. Loving, the parties also entered into an executive severance agreement effective for a period ending on December 31, 2003 (but subject to annual renewals thereafter unless either party objects). This agreement provides that upon a change in control (as defined in the agreement) and for a period of two years thereafter, if Mr. Loving’s employment is terminated involuntarily by the bank (or its successor) without cause, Mr. Loving shall be entitled to a severance payment in the amount equal to 2 1/2 times his annual base salary (in effect at termination of employment or change in control, whichever is greater), plus benefits. In addition, the bank, or its successor, shall be obligated to provide Mr. Loving health insurance coverage comparable to that received immediately prior to termination of employment.

Director Compensation
     In 2008 each director received an annual retainer fee of $5,000 with the exception of the secretary of the board, who received $5,600, and Mr. Heavner, Director Emeritus and Mr. McCoy, Director Emeritus, who each received $1,800. Directors received $400 for each board meeting, $250 for each committee meeting, $350 for each audit committee meeting, and $40 for each appraisal committee meeting of the bank that they attended. Directors do not receive fees for meetings of Allegheny’s board.
Director Compensation Table

Name	Fees Earned or Paid in Cash	Total

Thomas J. Bowman	$21,660	$21,660
Roger D. Champ	$22,280	$22,280
John E. Glover	$22,280	$22,280
Carole E. Hartman	$27,130	$27,130
John D. Heavner	$1,800	$1,800
Richard W. Homan	$18,350	$18,350
William McCoy, Jr.	$1,800	$1,800
Jerry D. Moore	$17,850	$17,850
Richard C. Phares	$20,150	$20,150
Dolan Irvine	$20,150	$20,150
Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth information as of February 1, 2008, relating to the beneficial ownership of the common stock by (a) each person or group known by the company to own beneficially more than 5% of the outstanding common stock; (b) each of the directors of the company; and (c) all directors and executive officers of the company as a group. Ownership includes direct and indirect (beneficial) ownership as defined by SEC rules. Share totals include 500 directors’ qualifying shares, which the bank’s bylaws require each director to own.

	Amount and Nature of
Name and Address	Beneficial Ownership(1)(2)	Percent of Class

William G. Bosley, III	500 Direct	*

T.J. Bowman	500 Direct	1.53%
	12,838 Indirect
Roger Champ	4,704 Direct	*
	505 Indirect
John E. Glover	6,355 Direct	1.62%
	7,787 Indirect
Carole H. Hartman	2,645 Direct	*

John D. Heavner	2,400 Direct
	1,200 Indirect	*
Richard Homan	875 Direct
P.O. Box 550	69,900 Indirect (3)	8.12%
Franklin, WV 26807-0550

Richard C. Phares	18,661 Direct	2.14%

William A. Loving, Jr.	948 Direct	*
	280 Indirect
Dolan Irvine	1,843 Direct	*

All Directors and Executive	131,941	15.14%
Officers As a Group

(1)	For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within 60 days. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(2)	Includes qualifying shares of 500 as required by the company’s bylaws.

(3)	Consists of 33,400 held in the Richard Homan Trust and the Jean Ann Homan Trust of which

Mr. Homan is Trustee. Also includes 36,500 shares owned by Captaur Limited Liability Company in which Mr. Homan owns a 50% interest and serves as Member/Manager.

(4)	(*) Less than 1%.
AUDITORS
     Elliott Davis, LLC, advised Allegheny that no member of that accounting firm has any direct or indirect material interest in Allegheny. A representative of Elliott Davis, LLC, will be present at the Annual Meeting, will have the opportunity to make a statement and will respond to appropriate questions.
     The following fees were rendered by Elliott Davis, LLC to perform an audit of the Company’s annual financial statements for the years ended December 31, 2008 and 2007, and fees for other services rendered by Elliott Davis, LLC during the period:

	2008	2007
Audit Fees	$35,500	$31,500
Audit Related Fees	8,500	7,500
Tax Fees	3,000	2,000
     The audit committee has considered whether Elliott Davis, LLC, has maintained its independence during the fiscal years ended December 31, 2008 and 2007. The audit committee charter requires that the audit committee pre-approve all audit and non-audit services to be provided to the company by the independent accountants; provided, however, that the audit committee may specifically authorize its chairman to pre-approve the provision of any non-audit service to the company. Further, the foregoing pre-approval policies may be waived, with respect to the provision of any non-audit services, consistent with the exceptions for federal securities laws. All of the services described above for which Elliott Davis, LLC, billed the company for the fiscal years ended December 31, 2008 and 2007, were pre-approved by the company’s audit committee. For the fiscal years ended December 31, 2008 and 2007, the company’s audit committee did not waive the pre-approval requirement of any non-audit services to be provided to Allegheny by Elliott Davis, LLC.

ANNUAL REPORT ON FORM 10-K
     You may obtain a copy of the Annual Report on Form 10-K, as filed by Allegheny with the Securities and Exchange Commission, by contacting William A. Loving, Jr., Executive Vice President and Chief Executive Officer, Allegheny Bancshares, Inc., 300 North Main Street, P.O. Box 487, Franklin, West Virginia 26807, (304) 358-2311.
SHAREHOLDER COMMUNICATION WITH THE BOARD
     Any shareholder desiring to contact the Board of Directors or any individual director serving on the Board may do so by written communication mailed to: Board of Directors (Attention: (name of director(s), as applicable), care of the Corporate Secretary, Allegheny Bancshares, Inc., P.O. Box 487, Franklin, WV 26807. Any proper communication so received will be processed by the Corporate Secretary as agent for the Board. Unless, in the judgment of the Corporate Secretary, the matter is not intended or appropriate for the Board (and subject to any applicable regulatory requirements), the Corporate Secretary will prepare a summary of the communication for prompt delivery to each member of the Board or, as appropriate, to the member(s) of the Board named in the communication. Any director may request the Corporate Secretary to produce for his or her review the original of the shareholder communication.
OTHER INFORMATION
     If any of the nominees for election as directors is unable to serve due to death or other unexpected occurrence, your proxies will be voted for a substitute nominee or nominees designated by the board of the company, or the board of directors may adopt a resolution to reduce the number of directors to be elected. The board of directors is unaware of any other matters to be considered at the Annual Meeting. If any other matters properly come before the meeting, persons named in the accompanying proxy will vote your shares in accordance with the direction of the board of directors.
OTHER MATTERS
     As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the annual meeting. However, if any other matters are brought before the annual meeting or any adjournments or postponements thereof, the persons named on the accompanying proxy card or their substitutes will vote with respect to such matters in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2010
     Any shareholder who wishes to have a proposal placed before the 2010 Annual Meeting of Shareholders must submit the proposal to the secretary of Allegheny, at its executive offices, no later than December 15, 2009 (which is 120 days prior to the 2010Annual Meeting) to have it considered for inclusion in the proxy statement of that Annual Meeting.
William A. Loving, Jr.
Executive Vice President and
Chief Executive Officer

ALLEGHENY BANCSHARES, INC.
300 NORTH MAIN STREET
P.O. BOX 487
FRANKLIN, WEST VIRGINIA 26807
(304) 358-2311
PROXY
THIS PROXY IS SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR THE
ANNUAL MEETING OF SHAREHOLDERS, MAY 4, 2009
     Roger D. Champ, Carole H. Hartman, and Dolan Irvine or any one of them, with full power to act alone and with full power of substitution, are hereby authorized to represent and to vote stock of the undersigned in Allegheny Bancshares, Inc., at the Annual Meeting of Shareholders to be held May 4, 2009, and any adjournment thereof.

		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT*
(Except Nominee(s) Written Below)

1.	Election of directors for three year terms:	☐	☐	☐
Thomas J. Bowman
John E. Glover
Richard C. Phares

* (Except Nominee(s) written above.)

		FOR	AGAINST	ABSTAIN

2.	Election of director for one year term:	☐	☐	☐
William G. Bosley, III

		FOR	AGAINST	ABSTAIN

3.	To transact such other business as may properly come before the meeting or any adjournments thereof:	☐	☐	☐

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the shares represented by this proxy will be voted “FOR” the election of all director nominees. Each share is entitled to one vote per nominee, unless a shareholder requests cumulative voting for directors at least 48 hours before the meeting. If cumulative voting for the election of directors is requested, the proxies, unless otherwise directed, shall have full discretion and authority to cumulate their votes and vote for less than all such nominees. If any other business is presented at the annual meeting, this proxy shall be voted in accordance with the recommendation of the board of directors.
The board of directors recommends a vote “FOR” the listed proposals.
Date:                                                         , 2009
Number of Persons Who Will Attend the Luncheon and Annual Meeting on Monday, May 4, starting at noon:

(Signature of Shareholder)

(Signature of Shareholder)
When signing as attorney, executor, administrator, trustee or guardian, please sign full title. If more than one trustee, all should sign. ALL JOINT OWNERS MUST SIGN as printed on label to your left.
PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.